Exhibit 10.15

1.	Date of Agreement 11 April 2014 PGN FSRU Lampung, IMO No. 9629524	Part 1
2.	Owners (name, place of registered office and law of registry) (Cl. 1)	3.	Managers (name, place of registered office and law of registry) (Cl. 1)

	Name Höegh LNG AS		Name Höegh LNG Fleet Management AS

	Place of registered office Drammensveien 134, 0277 Oslo, Norway		Place of registered office Drammensveien 134, 0277 Oslo, Norway

	Law of registry Norway		Law of registry Norway

4.	Day and year of commencement of Agreement (Cl. 2) Date of delivery

5.	Crew Management (state “yes” or “no” as agreed) (Cl. 3.1) YES	6.	Technical Management (state “yes” or “no” as agreed) (Cl. 3.2) YES

7.	Commercial Management (state “yes” or “no” as agreed) (Cl. 3.3) NO	8.	Insurance Arrangements (state “yes” or “no” as agreed) (Cl. 3.4) YES

9.	Accounting services (state “yes” or “no” as agreed) (Cl. 3.5) YES	10.	Sale or purchase of the Vessel (state “yes” or “no” as agreed) (Cl. 3.6) NO

11.	Provisions (state “yes” or “no” as agreed) (Cl. 3.7) YES	12.	Bunkering (state “yes” or “no” as agreed) (Cl. 3.8) NO

13.	Chartering Services Period (only to be filled in if “yes” stated in Box 7) (Cl. 3.3(i)) NO	14.	Owners’ Insurance (state alternative (i), (ii) or (iii) of Cl.6.3) 6.3(ii)

15.	Annual Management Fee (state annual amount) (Cl. 8.1) USD 600,000	16.	Severance Costs (state maximum amount (Cl. 8.4(ii)) N/A

17.	Day and year of termination of Agreement (Cl. 17) As per Clause 17	18.	Law and Arbitration (state alternative 19.1, 19.2 or 19.3; if 19.3 place of arbitration must be slated) (Cl. 19) Clause 19.1, London
19.	Notices (state postal and cable address, telex and telefax number for serving notice and communication to the Owners) (Cl. 20) Höegh LNG AS, Drammensveien 134, PO Box 4 Skoyen, NO-0212 Oslo, Norway, Tel. +47 9755 7400. Fax: +47 9755 7401	20.

Notices (state postal and cable address, telex and telefac number for serving notice and communication to the Managers) (Cl. 20)

Höegh LNG Fleet Management AS, Drammensveien 134, PO Box 4 Skoyen, NO-0212 Oslo, Norway. Tel: +47 9755 7400. Fax: +47 97557401

It is mutually agreed between the party stated in Box 2 and the party stated in Box 3 that this Agreement consisting of PART 1 and PART II as well as Annexes “A” (Details of Vessel), “B” (Details of Crew), “C” (Budget) and “D” (Associated vessels) attached hereto, shall be performed subject to the conditions contained herein. In the event of a conflict of conditions, the provisions of PART I and Annexes “A”, “B”, “C” and “D” shall prevail over those of PART II to the extent to such conflict but no further.

Signature(s) (Owners)		Signature(s) (Managers)
/s/ ROAR FLOM		/s/ PÅL GUNNULFSEN
	Roar Flom, Director	Pål Gunnulfsen, General Manager

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

ANNEX “A” (DETAILS OF VESSEL OR VESSELS) TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)

STANDARD SHIP MANAGEMENT AGREEMENT – CODE NAME: “SHIPMAN 98”

Date of Agreement

11 April 2014

Name of Vessel(s):

PGN FSRU Lampung, IMO 9629524, Call sign: JZRX

Particulars of Vessel(s):
Flag:	Indonesia
Ship Builder:	Hyundai Heavy Industries Co. Ltd.
Classification Society:	DNV/BKI
Built:	Feb 2013 (keellaid)
Classification designation:	A100 Liquified gas carrier (LNG) R, Ship type 2G, NAV-OC, EP+, RSD (F40), CPS, IW, SPM
Length:	297,4m
Breadth:	46m
Depth:	26m
Gross Tonnage (International):	127594
Net Tonnage (International):	64562
Engine:	Wärtsila 6650DF

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

ANNEX “B” (DETAILS OF CREW) TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)

STANDARD SHIP MANAGEMENT AGREEMENT – CODE NAME: “SHIPMAN 98”

Date of Agreement

11 April 2014

Details of Crew:

The Vessel will be crewed by 26 to 30 qualified crew under normal trading conditions. The vessel will utilize mix of officers from Europe and Indonesia with Indonesian ratings.

Numbers	Rank	Nationality
1	Master
1	Ch. Off.
1	2nd Off.
1	3rd Off.
1	Ch. Eng.
1	2nd Eng.
2	3rd Eng.
1	Elec
1	Cargo Eng.
1	Bosun
4	AB
4	OS
2	Fitter
3	Oiler
1	Wiper
1	Ch. Cook
1	2nd Cook
2	Messman

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

ANNEX “C” (BUDGET) TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)

STANDARD SHIP MANAGEMENT AGREEMENT – CODE NAME: “SHIPMAN 98”

Date of Agreement

11 April 2014

Managers’ Budget for the first year with effect from the Commencement Date of this Agreement

USD
Maritime personnel expenses:	2,854,300
Services and Spares:	1,241,000
Consumables:	310,250
Technical management fee:	600,00

Based on 365 days/12 months

TOTAL::	13,715/day

Vessel insurance to be arranged by Owner in accordance with Clause 6.

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

~~ANNEX “D” (ASSOCIATED VESSELS) TO~~

~~THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)~~

~~STANDARD SHIP MANAGEMENT AGREEMENT – CODE NAME: “SHIPMAN 98”~~

~~NOTE: PARTIES SHOULD BE AWARE THAT BY COMPLETING THIS ANNEX “D”~~

~~THEY WILL BE SUBJECT TO THE PROVISIONS OF SUB-CLAUSE 18.1(I) OF THIS~~

~~AGREEMENT.~~

~~Date of Agreement~~

~~Details of Associated Vessels:~~

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

“SHIPMAN 98” Standard Ship Management Agreement

1.	Definitions	1			arrangements, pension administration and insurances for	57
	In this Agreement save where the context otherwise requires,	2			the Crew other than those mentioned in Clause 6;	58
	the following words and expressions shall have the meanings	3		(ii)	ensuring that the applicable requirements of the law of the	59
	hereby assigned to them.	4			flag of the Vessel are satisfied in respect of manning levels,	60
					rank, qualification and certification of the Crew and	61
	“Owners” means the party identified in Box 2.	5			employment regulations including Crew’s tax, social	62
	“Managers” means the party identified in Box 3.	6			insurance, discipline and other requirements;	63
	“Vessel” means the vessel or vessels details of which are set	7		(iii)	ensuring that all members of the Crew have passed a medical	64
	out in Annex “A” attached hereto.	8			examination with a qualified doctor certifying that they are fit	65
	“Crew” means the Master, and the officers as provided by the	9			for the duties for which they are engaged and are in possession	66
	Manager to the Vessel at any time and ratings of the numbers,				of valid medical certificates issued in accordance with	67
	rank and nationality as per the Manager’s at any time current	10			appropriate flag State requirements. In the absence of	68
	crewing procedures and manuals ~~specified in Annex “B” attached~~				applicable flag State requirements the medical certificate shall	69
	~~hereto~~.				be dated not more than three months prior to the respective	70
	“Crew Support Costs” means all expenses of a general nature	11			Crew members leaving their country of domicile and	71
	which are not particularly referable to any individual vessel for	12			maintained for the duration of their service on board the Vessel;	72
	the time being managed by the Managers and which are incurred	13		(iv)	ensuring that the Crew shall have a command of the English	73
	by the Managers for the purpose of providing an efficient and	14			language of a sufficient standard to enable them to perform	74
	economic management service and, without prejudice to the	15			their duties safely;	75
	generality of the foregoing, shall include the cost of crew standby	16		(v)	arranging transportation of the Crew, including repatriation;	76
	pay, training schemes for officers and ratings, cadet training	17		(vi)	training of the Crew and supervising their efficiency;	77
	schemes, sick pay, study pay, recruitment and interviews.	18		(vii)	conducting union negotiations;	78
	“Severance Costs” means the costs which the employer are	19		(viii)	operating the Managers’ drug and alcohol policy unless	79
	legally obliged to pay to or in respect of the Crew as a result of	20			otherwise agreed.	80
	the early termination of any employment contract for service on	21
	the Vessel.	22	3.2.	Technical Management		81
	“Crew Insurances” means insurances against crew risks which	23		(only applicable if agreed according to Box 6)		82
	shall include but not be limited to death, sickness, repatriation,	24		The Managers shall provide technical management which		83
	injury, shipwreck unemployment indemnity and loss of personal	25		includes, but is not limited to, the following functions:		84
	effects.	26		(i)	provision of competent personnel to supervise the	85
	“Management Services” means the services specified in sub-	27			maintenance and general efficiency of the Vessel;	86
	clauses 3.1 to 3.8 as indicated affirmatively in Boxes 5 to 12.	28		(ii)	arrangement and supervision of dry dockings, repairs,	87
	“ISM Code” means the International Management Code for the	29			alterations and the upkeep of the Vessel to the standards	88
	Safe Operation of Ships and for Pollution Prevention as adopted	30			required by the Owners provided that the Managers shall	89
	by the International Maritime Organization (IMO) by resolution	31			be entitled to incur the necessary expenditure to ensure	90
	A.741(18) or any subsequent amendment thereto.	32			that the Vessel will comply with the law of the flag of the	91
	“STCW 95” means the International Convention on Standards	33			Vessel and of the places where she trades, and all	92
	of Training, Certification and Watchkeeping for Seafarers, 1978,	34			requirements and recommendations of the classification	93
	as amended in 1995 or any subsequent amendment thereto.	35			society;	94
				(iii)	arrangement of the supply of necessary stores, spares and	95
2.	Appointment of Managers	36			lubricating oil;	96
	With effect from the day and year stated in Box 4 and continuing	37		(iv)	appointment of surveyors and technical consultants as the	97
	unless and until terminated as provided herein, the Owners	38			Managers may consider from time to time to be necessary;	98
	hereby appoint the Managers and the Managers hereby agree	39		(v)	development, implementation and maintenance of a Safety	99
	to act as the Managers of the Vessel.	40			Management System (SMS) in accordance with the ISM	100
	Each party acknowledge that the registered owner of the Vessel is				Code (see sub-clauses 4.2 and 5.3).	101
	PT Hoegh LNG Lampung and that the Owners have entered into a Technical Information and Service Agreement dated on		~~3.3.~~	~~Commercial Management~~		102
	or about the date hereof.			~~(only applicable if agreed according to Box 7)~~		103
	The parties further refer to a Bridge Letter issued by the			~~The Managers shall provide the commercial operation of the~~		104
	registered owner whereby the Manager is recognized as the			~~Vessel, as required by the Owners, which includes, but is not~~		105
	Responsible Owner of the Vessel when she commences			~~limited to, the following functions:~~		106
	operation and is authorized to act and instruct on behalf of the			~~(i)~~	~~providing chartering services in accordance with the Owners’~~	107
	registered owner accordingly.				~~instructions which include, but are not limited to, seeking~~	108
3.	Basis of Agreement	41			~~and negotiating employment for the Vessel and the conclusion~~	109
	Subject to the terms and conditions herein provided, during the	42			~~(including the execution thereof) of charter parties or other~~	110
	period of this Agreement, the Managers shall carry out	43			~~contracts relating to the employment of the Vessel. If such a~~	111
	Management Services in respect of the Vessel as agents for	44			~~contract exceeds the period dated in Box 13, consent thereto~~	112
	and on behalf of the Owners. The Managers shall have authority	45			~~in writing shall first be obtained from the Owners.~~	113
	to take such actions as they may from time to time in their absolute	46		~~(ii)~~	~~arranging of the proper payment to Owners or their nominees~~	114
	discretion consider to be necessary to enable them to perform	47			~~of all hire and/or freight revenues or other moneys of~~	115
	this Agreement in accordance with sound ship management	48			~~whatsoever nature to which Owners may be entitled arising~~	116
	practice.	49			~~out of the employment of or otherwise in connection with the~~	117
					~~Vessel~~	118
	3.1 Crew Management	50		~~(iii)~~	~~providing voyage estimates and accounts and calculating of~~	119
	(only applicable if agreed according to Box 5)	51			~~hire, freights, demurrage and/or dispatch moneys due from~~	120
	The Managers shall provide suitably qualified Crew for the Vessel	52			~~or due to the charterers of the Vessel;~~	121
	as required by the Owners in accordance with the STCW95	53		~~(iv)~~	~~issuing of voyage instructions;~~	122
	requirements, provision of which includes but is not limited to	54		~~(v)~~	~~appointing agents;~~	123
	the following functions:	55
	(i) selecting and engaging the Vessel’s Crew, including payroll	56

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

“SHIPMAN 98” Standard Ship Management Agreement

	~~(vi)~~	~~appointing stevedores;~~	124			~~In accordance with sub-clause 3.2, the Owners shall procure that~~	186
	~~(vii)~~	~~arranging surveys associated with the commercial operation~~	125			~~the requirements of the law of the flag of the Vessel are satisfied~~	187
		~~of the Vessel.~~	126			~~and that they, or such other entity as may be appointed by them~~	188
						~~and identified to the Managers, shall be deemed to be the~~	189
		3.4 Insurance Arrangements’	127			~~“Company” as defined by the ISM Code assuming the responsibility~~	190
		(only applicable if agreed according to Box 8)	128			~~for the operation of the Vessel and taking over the duties and~~	191
		The Managers shall arrange insurances in accordance with	129			~~responsibilities posed by the ISM Code when applicable.~~	192
		Clause 6, on such terms and conditions as the Owners shall	130
		have instructed or agreed, in particular regarding conditions,	131	6.		Insurance Policies	193
		insured values, deductibles and franchises.	132			The Owners shall procure~~, whether by instructing the Managers~~	194
						~~under sub-clause 3.4 or otherwise,~~ that throughout the period of	195
		3.5 Accounting Services	133			this Agreement:	196
		(only applicable if agreed according to Box 9)	134			6.1 at the Owners’ expense, the Vessel is insured for not less	197
		The Managers shall:	135			than her sound market value or entered for her full gross tonnage,	198
	(i)	establish an accounting system which meets the	136			as the case may be for:	199
		requirements of the Owners and provide regular accounting	137		(i)	usual hull and machinery marine risks (including crew	200
		services, supply regular reports and records,	138			negligence) and excess liabilities;	201
	(ii)	maintain the records of all costs and expenditure incurred	139		(ii)	protection and indemnity risks (including pollution risks and	202
		as well as data necessary or proper for the settlement of	140			Crew Insurance); and	203
		accounts between the parties.	141		(iii)	war risks (including protection and indemnity and crew risks)	204
						in accordance with the best practice of prudent owners of	205
		~~3.6 Sale or Purchase of the Vessel~~	142			vessels of a similar type to the Vessel, with first class insurance	206
		~~(only applicable if agreed according to Box 10~~)	143			companies, underwriters or associations (“the Owners’	207
		~~The Managers shall, in accordance with the Owners’ instructions,~~	144			Insurances”);	208
		~~supervise the sale or purchase of the Vessel, including the~~	145			6.2 all premiums and calls on the Owners’ Insurances are paid	209
		~~performance of any sale or purchase agreement, but not~~	146			promptly by their due date.	210
		~~negotiation of the same.~~	147			6.3 the Owners’ Insurances name the managers and, subject	211
						to underwriters’ agreement, any third party designated by the	212
		3.7 Provisions (only applicable if agreed according to Box 11)	148			Managers as a joint assured, with full cover, with the Owners	213
		The Managers shall arrange for the supply of provisions.	149			obtaining cover in respect of each of the insurances specified in	214
						sub-clause 6.1:	215
		~~3.8 Bunkering (only applicable if agreed according to Box 12~~)	150		~~(i)~~	~~on terms whereby Managers and any such third party~~	216
		~~The Managers shall arrange for the provision of bunker fuel of the~~	151			~~are liable in respect of premiums or calls arising in connection~~	217
		~~quality specified by the Owners as required for the Vessel’s trade.~~	152			~~with the Owners’ Insurances, or~~	218
					(ii)	if reasonably obtainable, on terms such that neither the	219
4.		Managers’ Obligations	153			Managers nor any such third party shall be under any	220
		4.1 The Managers undertake to use their best endeavours to	154			liability in respect of premiums or calls arising in connection	221
		provide the agreed Management Services as agents for and on	155			with the Owners’ Insurances, or	222
		behalf of the Owners in accordance with sound ship management	156		~~(iii)~~	~~on such other terms as may be agreed in writing.~~	223
		practice and to protect and promote the interests of the Owners in	157			Indicate alternative (i), (ii) or (iii) in Box 14. If Box 14 is left	224
		all matters relating to the provision of services hereunder.	158			blank then (i) applies.	225
		Provided, however, that the Managers in the performance of their	159			6.4 written evidence is provided, to the reasonable satisfaction	226
		management responsibilities under this Agreement shall be entitled	160			of the Managers, of their compliance with their obligations under	227
		to have regard to their overall responsibility in relation to all vessels	161			Clause 6 within a reasonable time of the commencement of	228
		as may from time to time be entrusted to their management and	162			the Agreement, and of each renewal date and, if specifically	229
		in particular, but without prejudice to the generality of the foregoing,	163			requested, of each payment date of the Owners’ Insurances.	230
		the Managers shall be entitled to allocate available supplies,	164
		manpower and services in such manner as in the prevailing	165	7.		Income Collected and Expenses Paid on Behalf of Owners	231
		circumstances the Managers in their absolute discretion consider	166			7.1 All moneys collected by the managers under the terms of	232
		to be fair and reasonable.	167			this Agreement (other than moneys payable by the Owners to	233
		4.2 Where the Managers are providing Technical Management	168			the Managers) and any interest thereon shall be held to the	234
		in accordance with sub-clause 3.2, they shall procure that the	169			credit of the Owners in a separate bank account.	235
		requirements of the law of the flag of the Vessel are satisfied and	170			7.2 All expenses incurred by the Managers under the terms	236
		they shall in particular be deemed to be the “Company” as defined	171			of this Agreement on behalf of the Owners (including expenses	237
		by the ISM Code, assuming the responsibility for the operation of	172			as provided in Clause 8) may be debited against the Owners	238
		the Vessel and taking over the duties and responsibilities imposed	173			in the account referred to under sub-clause 7.1 but shall in any	239
		by the ISM Code when applicable.	174			event remain payable by the Owners to the Managers on	240
						demand.	241
5.		Owners’ Obligations	175
		5.1 The Owners shall pay all sums due to the Managers punctually	176	8.		Management Fee	242
		in accordance with the terms of this Agreement.	177			8.1 The Owners shall pay to the Managers for their services	243
		5.2 Where the Managers are providing Technical Management	178			as Managers under this Agreement an annual management	244
		in accordance with sub-clause 3.2, the Owners shall:	179			fee as stated in Box 15 which shall be payable by equal	245
	(i)	procure that all officers and ratings supplied by them or on	180			monthly instalments in advance, the first instalment being	246
		their behalf comply with the requirements of STCW95;	181			payable on the commencement of this Agreement (see Clause	247
	(ii)	instruct such officers and ratings to obey all reasonable orders	182			2 and Box 4) and subsequent instalments being payable every	248
		of the Managers in connection with the operation of the	183			month.	249
		Managers’ safety management system.	184			8.2 The management fee shall be subject to an annual review	250
		~~5.3 Where the Managers are not providing Technical Management~~	185

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

“SHIPMAN 98” Standard Ship Management Agreement

		on the anniversary date of the Agreement and the proposed	251		Management Services.	317
		fee shall be presented in the annual budget referred to in sub-	252
		clause 9.1.	253	10.	Managers’ Right to Sub-Contract	318
		8.3 The Managers shall, at no extra cost to the Owners, provide	254		The Managers shall not have the right to sub-contract any of	319
		their own office accommodation, office staff, facilities and	255		their obligations hereunder, including those mentioned in sub-	320
		stationery. Without limiting the generality of Clause 7 the Owners	256		clause 3.1, without the prior written consent of the Owners which	321
		shall reimburse the Managers for postage and communication	257		shall not be unreasonably withheld. In the event of such a sub-	322
		expenses, traveling expenses, and other out of pocket	258		contract the Managers shall remain fully liable for the due	323
		expenses properly incurred by the Managers in pursuance of	259		performance of their obligations under this Agreement.	324
		the Management Services.	260
		8.4 In the event of the appointment of the Managers being	261	11.	Responsibilities.	325
		terminated by the Owners or the Managers in accordance with	262		11.1 Force Majeure - Neither the Owners nor the Managers	326
		the provisions of Clauses 17 and 18 other than by reason of	263		shall be under any liability for any failure to perform any of their	327
		default by the Managers, or if the Vessel is lost, sold or otherwise	264		obligations hereunder by reason of any cause whatsoever of	328
		disposed of, the “management fee” payable to the Managers	265		any nature or kind beyond their reasonable control.	329
		according to the provisions of sub-clause 8.1, shall continue to	266		11.2 Liability to Owners - (i) Without prejudice to sub-clause	330
		be payable for a further period of three calendar months as	267		11.1, the Managers shall be under no liability whatsoever to the	331
		from the termination date. In addition, provided that the	268		Owners for any loss, damage, delay or expense of whatsoever	332
		Managers provide Crew for the Vessel in accordance with sub-	269		nature, whether direct or indirect, (including but not limited to	333
		clause 3.1:	270		loss of profit arising out of or in connection with detention of or	334
	(i)	the Owners shall continue to pay Crew Support Costs during	271		delay to the Vessel) and howsoever arising in the course of	335
		the said further period of ~~three calendar months~~ 90 days or as	272		performance of the Management Services UNLESS same is	336
		otherwise agreed and			provided to have resulted solely from the negligence, gross	337
	~~(ii)~~	~~the Owners shall pay an equitable proportion of any~~	273		negligence or wilful default of the Managers or their employees,	338
		~~Severance Costs which may materialize, not exceeding~~	274		or agents or sub-contractors employed by them in connection	339
		~~the amount stated in Box 16.~~	275		with the Vessel, in which case (save where loss, damage, delay	340
		8.5 If the Owners decide to lay-up the Vessel whilst this	276		or expense has resulted from the Managers’ personal act or	341
		Agreement remains in force ~~and such lay-up lasts for more~~	277		omission committed with the intent to cause same or recklessly	342
		~~than three months~~, an appropriate reduction of the management	278		and with knowledge that such loss, damage, delay or expense	343
		fee for the period ~~exceeding three months until one month~~	279		would probably result) the Managers’ liability for each incident	344
		before the Vessel is again put into service shall be mutually	280		or series of incidents giving rise to a claim or claims shall never	345
		agreed between the parties.	281		exceed a total of ten times the annual management fee payable	346
		8.6 Unless otherwise agreed in writing all discounts and	282		hereunder.	347
		commissions obtained by the Managers in the course of the	283		(ii) Notwithstanding anything that may appear to the contrary in	348
		management of the Vessel shall be credited to the Owners.	284		this Agreement, the Managers shall not be liable for any of the	349
					actions of the Crew, even if such actions are negligent, grossly	350
9.		Budgets and Management of Funds	285		negligent or wilful, except only to the extent that they are shown	351
		9.1 The Managers shall present to the Owners annually a	286		to have resulted from a failure by the Managers to discharge	352
		budget for the following calendar year~~twelve months~~ in such form as	287		their obligations under sub-clause 3.1, in which case their liability	353
		the			shall be limited in accordance with the terms of this Clause 11.	354
		Owners require. The budget for the first year hereof is set out	288		11.3 Indemnity - Except to the extent and solely for the amount	355
		in Annex “C” hereto. Subsequent annual budgets shall be	289		therein set out that the Managers would be liable under sub-	356
		prepared by the Managers and submitted to the Owners not	290		clause 11.2, the Owners hereby undertake to keep the Managers	357
		less than three months before commencement of the budget	291		and their employees, agents and sub-contractors indemnified	358
		year~~the anniversary date of the~~			and to hold them harmless against all actions, proceedings,	359
		~~commencement of this Agreement (see Clause 2 and Box 4)~~.	292		claims, demands or liabilities whatsoever or howsoever arising	360
		9.2 The Owners shall indicate to the Managers their acceptance	293		which may be brought against them or incurred or suffered by	361
		and approval of the annual budget within one month of	294		them arising out of or in connection with the performance of the	362
		presentation and in the absence of any such indication the	295		Agreement, and against and in respect of all costs, losses,	363
		Managers shall be entitled to assume that the Owners have	296		damages and expenses (including legal costs and expenses on	364
		accepted the proposed budget.	297		a full indemnity basis) which the Managers may suffer or incur	365
		9.3 Following the agreement of the budget, the Managers shall	298		(either directly or indirectly) in the course of the performance of	366
		prepare and present to the Owners their estimate of the working	299		this Agreement.	367
		capital requirement of the Vessel and the Managers shall each	300		11.4 “Himalaya” - It is hereby expressly agreed that no	368
		month up-date this estimate. Based thereon, the Managers shall	301		employee or agent of the Managers (including every sub-	369
		each month request the Owners in writing for the funds required	302		contractor from time to time employed by the Managers) shall in	370
		to run the Vessel for the ensuing month, including the payment	303		any circumstances whatsoever be under any liability whatsoever	371
		of any occasional or extraordinary item of expenditure, such as	304		to the Owners for any loss, damage or delay of whatsoever kind	372
		emergency repair costs, additional insurance premiums, bunkers	305		arising or resulting directly or indirectly from any act, neglect or	373
		or provisions. Such funds shall be received by the Managers	306		default on his part while acting in the course of or in connection	374
		within ten running days after the receipt by the Owners of the	307		with his employment and, without prejudice to the generality of	375
		Managers’ written request and shall be held to the credit of the	308		the foregoing provisions in this Clause 11, every exemption,	376
		Owners in a separate bank account.	309		limitation, condition and liberty herein contained and every right,	377
		9.4 The Managers shall produce a comparison between	310		exemption from liability, defence and immunity of whatsoever	378
		budgeted and actual income and expenditure of the Vessel in	311		nature applicable to the Managers or to which the Managers are	379
		such form as required by the Owners monthly or at such other	312		entitled hereunder shall also be available and shall extend to	380
		intervals as mutually agreed.	313		protect every such employee or agent of the Managers acting	381
		9.5 Notwithstanding anything contained herein to the contrary,	314		as aforesaid and for the purpose of all the foregoing provisions	382
		the Managers shall in no circumstances be required to use or	315		of this Clause 11 the Managers are or shall be deemed to be	383
		commit their own funds to finance the provision of the	316

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

“SHIPMAN 98” Standard Ship Management Agreement

	acting as agent or trustee on behalf of and for the benefit of all	384		with immediate effect by notice in writing if any moneys	443
	persons who are or might be their servants or agents from time	385		payable by the Owners under this Agreement ~~and/or the~~	444
	to time (including sub-contractors as aforesaid) and all such	386		~~owners of any associated vessel, details of which are listed~~	445
	persons shall to this extent be or be deemed to be parties to this	387		~~in Annex “D”~~, shall not have been received in the Managers’	446
	Agreement.	388		nominated account within ten running days of receipt by	447
				the Owners of the Managers written request or if the Vessel	448
12.	Documentation	389		is repossessed by the Mortgagees.	449
	Where the Managers are providing Technical Management in	390		(ii) If the Owners:	450
	accordance with sub-clause 3.2 and/or Crew Management in	391		(a) fail to meet their obligations under sub-clauses 5.2	451
	accordance with sub-clause 3.1, they shall make available,	392		and 5.3 of this Agreement for any reason within their	452
	upon Owners’ request, all documentation and records related	393		control, or	453
	to the Safety Management System (SMS) and/or the Crew	394		(b) proceed with the employment of or continue to employ	454
	which the Owners need in order to demonstrate compliance	395		the Vessel in the carriage of contraband, blockade	455
	with the ISM Code and STCW95 or to defend a claim against	396		running, or in an unlawful trade, or on a voyage which	456
	a third party.	397		in the reasonable opinion of the Managers is unduly	457
				hazardous or improper,	458
13.	General Administration	398		the Managers may give notice of the default to the Owners,	459
	13.1 The Managers shall handle and settle all claims arising	399		requiring them to remedy it as soon as practically possible.	460
	out of the Management Services hereunder and keep the Owners	400		In the event that the Owners fail to remedy it within a	461
	informed regarding any incident of which the Managers become	401		reasonable time to the satisfaction of the Managers, the	462
	aware which gives or may give rise to claims or disputes involving	402		Managers shall be entitled to terminate the Agreement	463
	third parties.	403		with immediate effect by notice in writing.	464
	13.2 The Managers shall, as instructed by the Owners, bring	404		18.2 Managers’ Default	465
	or defend actions, suits or proceedings in connection with matters	405		If the Managers fail to meet their obligations under Clauses 3	466
	entrusted to the Managers according to this Agreement.	406		and 4 of this Agreement for any reason within the control of the	467
	13.3 The Managers shall also have power to obtain legal or	407		Managers, the Owners may give notice to the Managers of the	468
	technical or other outside expert advice in relation to the handling	408		default, requiring them to remedy it as soon as practically	469
	and settlement of claims and disputes or all other matters	409		possible. In the event that the Managers fail to remedy it within a	470
	affecting the interests of the Owners in respect of the Vessel.	410		reasonable time to the satisfaction of the Owners, the Owners	471
	13.4 The Owners shall arrange for the provision of any	411		shall be entitled to terminate the Agreement with immediate effect	472
	necessary guarantee bond or other security.	412		by notice in writing.	473
	13.5 Any costs reasonably incurred by the Managers in	413		18.3 Extraordinary Termination	474
	carrying out their obligations according to Clause 13 shall be	414		This Agreement shall be deemed to be terminated in the case of	475
	reimbursed by the Owners.	415		the sale of the Vessel or if the Vessel becomes a total loss or is	476
	13.6 The Managers shall, as instructed by Owners provide Key			declared as a constructive or compromised or arranged total	477
	Performance Indicators (KPIs) in the agreed format (see Annex			loss or is requisitioned.	478
	E). These KPIs to be provided to the Owners by the 10th of each			18.4 For the purpose of sub-clause 18.3 hereof	479
	month. The format is to be reviewed annually or as necessary.			(i) the date upon which the Vessel is to be treated as having	480
				been sold or otherwise disposed of shall be the date on	481
14.	Auditing	416		which the Owners cease to be registered as Owners of	482
	The Managers shall at all times maintain and keep true and	417		the Vessel;	483
	correct accounts and shall make the same available for inspection	418		(ii) the Vessel shall not be deemed to be lost unless either	484
	and auditing by the Owners at such times as may be mutually	419		she has become an actual total loss or agreement has	485
	agreed. On the termination, for whatever reasons, of this	420		been reached with her underwriters in respect of her	486
	Agreement, the Managers shall release to the Owners, if so	421		constructive, compromised or arranged total loss or if such	487
	requested, the originals where possible, or otherwise certified	422		agreement with her underwriters is not reached it is	488
	copies, of all such accounts and all documents specifically relating	423		adjudged by a competent tribunal that a constructive loss	489
	to the Vessel and her operation.	424		of the Vessel has occurred.	490
				18.5 This Agreement shall terminate forthwith in the event of	491
15.	Inspection of Vessel	425		an order being made or resolution passed for the winding up,	492
	The Owners shall have the right at any time after giving	426		dissolution, liquidation or bankruptcy of either party (otherwise	493
	reasonable notice to the Managers to inspect the Vessel for any	427		than for the purpose of reconstruction or amalgamation) or if a	494
	reason they consider necessary.	428		receiver is appointed, or if it suspends payment, ceases to carry	495
				on business or makes any special arrangement or composition	496
16.	Compliance with Laws and Regulations	429		with its creditors.	497
	The Managers will not do or permit to be done anything which	430		18.6 The termination of this Agreement shall be without	498
	might cause any breach or infringement of the laws and	431		prejudice to all rights accrued due between the parties prior to	499
	regulations of the Vessel’s flag, or of the places where she trades.	432		the date of termination.	500
17.	Duration of the Agreement	433	19.	Law and Arbitration	501
	This Agreement shall come into effect on the day and year stated	434		19.1 This Agreement shall be governed by and construed in	502
	in Box 4 and shall continue until ~~the date stated in Box 17.~~	435		accordance with English law and any dispute arising out of or	503
	~~Thereafter it shall continue until~~ terminated by either party giving	436		in connection with this Agreement shall be referred to arbitration	504
	to the other notice in writing, in which event the Agreement shall	437		in London in accordance with the Arbitration Act 1996 or	505
	terminate upon the expiration of a period of (90) days or as	438		any statutory modification or re-enactment thereof save to	506
	otherwise agreed~~two months~~ from the			the extent necessary to give effect to the provisions of this	507
	date upon which such notice was given.	439		Clause.	508
				The arbitration shall be conducted in accordance with the	509
18.	Termination	440		London Maritime Arbitrators Association (LMAA) Terms	510
	18.1 Owners’ default	441
	(i) The Managers shall be entitled to terminate the Agreement	442

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

“SHIPMAN 98” Standard Ship Management Agreement

current at the time when the arbitration proceedings are	511		~~19.3 This Agreement shall be governed by and construed~~	554
commenced.	512		~~in accordance with the laws of the place mutually agreed by~~	555
The reference shall be to three arbitrators. A party wishing	513		~~the parties and any dispute arising out of or in connection~~	556
to refer a dispute to arbitration shall appoint its arbitrator	514		~~with this Agreement shall be referred to arbitration at a~~	557
and send notice of such appointment in writing to the other	515		~~mutually agreed place, subject to the procedures applicable~~	558
party requiring the other party to appoint its own arbitrator	516		~~there.~~	559
within 14 calendar days of that notice and stating that it will	517		~~19.4 If Box 18 in Part I is not appropriately filled in, sub-~~	560
appoint its arbitrator as sole arbitrator unless the other party	518		~~clause 19.1 of this Clause shall apply.~~	561
appoints its own arbitrator and gives notice that it has done	519
so within the 14 days specified. If the other party does not	520		Note: 19.1, 19.2 and 19.3 are alternatives; indicate	562
appoint its own arbitrator and give notice that it has done so	521		alternative agreed in Box 18.	563
within the 14 days specified, the party referring a dispute to	522
arbitration may, without the requirement of any further prior	523	20.	Notices	564
notice to the other party, appoint its arbitrator as sole	524		20.1 Any notice to be given by either party to the other	565
arbitrator and shall advise the other party accordingly. The	525		party shall be in writing and may be sent by fax, telex,	566
award of a sole arbitrator shall be binding on both parties	526		registered or recorded mail or by personal service followed by a	567
as if he had been appointed by agreement.	527		copy by e-mail.
Nothing herein shall prevent the parties agreeing in writing	528		20.2 The address of the Parties for service of such	568
to vary these provisions to provide for the appointment of a	529		communication shall be as stated in Boxes 19 and 20,	569
sole arbitrator.	530		respectively.	570
In cases where neither the claim nor any counterclaim	531
exceeds the sum of USD50,000 (or such other sum as the	532	21.	BIMCO MLC Clause for SHIPMAN 98
parties may agree) the arbitration shall be conducted in	533		For purposes of this Clause:
accordance with the LMAA Small Claims Procedure current	534
at the time when the arbitration proceedings are commenced.	535		“MLC” means the International Labour Organisation (ILO) Maritime
~~19.2 This Agreement shall be governed by and construed~~	536		Labour Convention (MLC 2006) and any amendment thereto or
~~in accordance with Title 9 of the United States Code and~~	537		substitution thereof.
~~the Maritime Law of the United States and any dispute~~	538
~~arising out of or in connection with this Agreement shall be~~	539		“Shipowner” shall mean the party named as “shipowner” on the
~~referred to three persons at New York, one to be appointed~~	540		Maritime Labour Certificate for the Vessel.
~~by each of the parties hereto, and the third by the two so~~	541
~~chosen; their decision or that of any two of them shall be~~	542		(a) Subject to Clause 3 (Basis of Agreement), the Managers shall, to
~~final, and for the purposes of enforcing any award,~~	543		the extent of their Management Services, assume the Shipowner’s
~~judgment may be entered on an award by any court of~~	544		duties and responsibilities imposed by the MLC for the Vessel, on
~~competent jurisdiction. The proceedings shall be conducted~~	545		behalf of the Shipowner.
~~in accordance with the rules of the Society of Maritime~~	546
~~Arbitrators, Inc.~~	547		(b) The Owners shall ensure compliance with the MLC in respect of
~~In cases where neither the claim nor any counterclaim~~	548		any crew members supplied by them or on their behalf.
~~exceeds the sum of USD50,000 (or such other sum as the~~	549
~~parties may agree) the arbitration shall be conducted in~~	550		(c) The Owners shall procure, whether by instructing the Managers
~~accordance with the Shortened Arbitration Procedure of the~~	551		under Clause 6 (Insurance Policies) or otherwise, insurance cover or
~~Society of Maritime Arbitrators, Inc. current at the time when~~	552		financial security to satisfy the Shipowner’s financial security
~~the arbitration proceedings are commenced.~~	553		obligations under the MLC.

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

ANNEX “E” TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)

STANDARD SHIP MANAGEMENT AGREEMENT – CODE NAME: SHIPMAN 98

Date of Agreement:

11 April 2014

Name of Vessel(s):

PGN FSRU Lampung, IMO 9629524

KEY PERFORMANCE INDICATORS

See Separate Form to use in Appendix 1 “Marine Accidents 2014: Independence” to Annex “E”.

Appendix 1 “Marine Accidents 2014: Independence” to Annex “E”

Shipman 98 dated 10 April 2014

Marine Accidents 2014: PGN FSRU Lampung, IMO No. 9629524

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
N° of Lost Workday Cases (LWC)	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00
N° of Restricted Work Cases (RWC)	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00
N° of Medical Treatment Cases (MTC)	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00
N° of First Aid Cases (FAC)	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00
N° of Fatalities	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00
N° of Permanent Total Disability (PTD)	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00
N° of Permanent Partial Disability (PPD)	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00
N° of Near Misses	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00
N° of Exposure Hours	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00
N° of Lost Time Injuries (LTIs)	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00

Date and place:
Observation title:
Description:
Root Cause
Direct Cause
Consequenses
Immediate Action
Preventive action

US 2508244v.1